UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Income Trust (EVF)

Annual Report

June 30, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2015

Eaton Vance

Senior Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	44

Federal Tax Information	45

Dividend Reinvestment Plan	46

Board of Trustees’ Contract Approval	48

Management and Organization	51

Important Notices	54

Eaton Vance

Senior Income Trust

June 30, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market was mixed over the fiscal year ended June 30, 2015, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 1.82% during the 12-month period. Positive returns for the asset class were driven by income, with price declines in the latter part of 2014 detracting from returns.

Technical conditions — i.e., the balance of supply and demand — put downward pressure on loan prices from the beginning of the period through the end of 2014. The supply of new loans outpaced institutional inflows, while the retail side of the loan market experienced net outflows. It appeared that a key driver of outflows in 2014 was decreased urgency regarding rising interest rates, as a rate hike by the Federal Reserve Board no longer appeared to be imminent.

Falling energy prices also appeared to have impacted the loan market. The heaviest outflows and price declines in the asset class occurred in late 2014, after the Organization of the Petroleum Exporting Countries announced it would not cut oil production. This exacerbated an ongoing decline in crude prices. While the loan market has relatively small energy exposure, investors appeared to view falling energy prices as a negative event for loans.

From January through May 2015, however, conditions improved. Oil prices stabilized and corporate fundamentals, which had generally strengthened throughout the period, began to prevail. Flows into the loan market moved from negative to flat and prices began to rise. In June, commodity prices declined, negatively impacting loan prices in commodity sectors, notably nonferrous metals/materials.

With the U.S. economy continuing its lumpy but gradual recovery during the period, improving corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the market, was 1.24%, well below the market’s 10-year average of 3.2%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended June 30, 2015, Eaton Vance Senior Income Trust (the Fund) shares at net asset value (NAV) had a total return of 1.71%, underperforming the 1.82% return of the S&P/LSTA Leveraged Loan Index (the Index).

Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In keeping with its secondary objective of preservation of capital, the Fund has historically tended to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over time, but may detract from relative results versus the Index in times when lower-rated loans perform well.

For the 12-month period, BBB-rated8 loans in the Index returned 2.10%, BB-rated loans in the Index returned 3.27%, B-rated loans in the Index returned 2.18%, CCC-rated loans in the Index returned 1.50%, and D-rated (defaulted) loans in the Index returned -25.29%. The negative performance of the D-rated category was due in large part to the continued decline of loans issued by Energy Future Holdings, also known as TXU, a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to higher-quality BBB-, BB- and B-rated loans, which outperformed the Index during the period, contributed positively to Fund performance versus the Index.

The Fund’s employment of investment leverage6 detracted from relative performance versus the Index, which does not employ leverage. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. Thus in the period when loan prices declined in the latter half of 2014, investment leverage hurt results for the period overall. The Fund’s exposure to high-yield bonds, however, which outperformed the loan market during the period, helped relative results versus the Index, which does not include high-yield bonds.

On a sector-level basis, the Fund’s overweights to steel, nonferrous metals/minerals, and oil and gas detracted from Fund results versus the Index, as those sectors underperformed the Index during the period. In contrast, the Fund’s underweight to utilities contributed to the Fund’s relative results versus the Index, as that sector trailed the Index during the period. Similarly, the Fund’s overweights to financial intermediaries and to food/drug retailers, sectors that outperformed the overall loan market during the period, contributed to Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Income Trust

June 30, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA and John Redding

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	10/30/1998	1.71%	7.49%	4.95%
Fund at Market Price	—	–3.02	5.14	4.57
S&P/LSTA Leveraged Loan Index	—	1.82%	5.47%	4.98%

% Premium/Discount to NAV[4]
				–11.54%

Distributions[5]
Total Distributions per share for the period				$0.402
Distribution Rate at NAV				5.81%
Distribution Rate at Market Price				6.57%

% Total Leverage[6]
Auction Preferred Shares (APS)				25.23%
Borrowings				13.76

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Income Trust

June 30, 2015

Fund Profile

Top 10 Issuers (% of total investments)7

Valeant Pharmaceuticals International, Inc.	1.1%
First Data Corporation	1.1
Community Health Systems, Inc.	1.1
Asurion, LLC	1.1
SunGard Data Systems, Inc.	1.0
NBTY, Inc.	1.0
Calpine Corporation	0.9
FMG Resources (August 2006) Pty Ltd.	0.9
Virgin Media Investment Holdings Limited	0.9
Intelsat Jackson Holdings S.A.	0.9
Total	10.0%

Top 10 Sectors (% of total investments)7

Health Care	9.8%
Electronics/Electrical	8.1
Business Equipment and Services	7.5
Retailers (Except Food and Drug)	5.5
Chemicals and Plastics	5.0
Food Products	4.7
Oil and Gas	4.0
Financial Intermediaries	3.7
Lodging and Casinos	3.7
Leisure Goods/Activities/Movies	3.6
Total	55.6%

Credit Quality (% of bonds, loans and asset-backed securities)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Income Trust

June 30, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments

Senior Floating-Rate Interests — 142.8%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.9%
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	498	$501,387
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing November 2, 2018	302	302,947
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	161	156,383
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	220	176,296
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	915	887,530
Standard Aero Limited
Term Loan, 6.25%, Maturing November 2, 2018	136	136,909
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	2,002	1,990,599
Term Loan, 3.75%, Maturing June 4, 2021	891	885,223

		$5,037,274

Air Transport — 0.4%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	1,150	$1,048,915

		$1,048,915

Automotive — 5.6%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.75%, Maturing April 27, 2020	743	$744,799
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019	1,675	1,680,466
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017	2,416	2,416,167
Term Loan, 3.25%, Maturing December 31, 2018	1,037	1,035,968
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	322	321,683
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	469	471,408
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	1,935	1,916,505
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019	2,813	2,821,289
Horizon Global Corporation
Term Loan, Maturing May 11, 2022(2)	250	247,656
INA Beteiligungsgesellschaft GmbH
Term Loan, 4.25%, Maturing May 15, 2020	442	445,395

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		1,052	$1,052,299
TI Group Automotive Systems, LLC
Term Loan, Maturing June 24, 2022(2)	EUR	375	415,978
Term Loan, Maturing June 24, 2022(2)		575	576,078
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		370	370,141
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021		306	306,394

			$14,822,226

Beverage and Tobacco — 0.3%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020		361	$347,854
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021		500	482,500

			$830,354

Brokerage / Securities Dealers / Investment Houses — 0.2%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022		150	$151,691
Term Loan - Second Lien, 9.75%, Maturing March 3, 2023		125	125,156
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021		400	394,000

			$670,847

Building and Development — 1.5%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		614	$613,423
Auction.com, LLC
Term Loan, 6.00%, Maturing May 8, 2022		499	496,256
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		295	292,908
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021		744	734,206
Headwaters, Inc.
Term Loan, 4.50%, Maturing March 24, 2022		100	100,437
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020		449	449,788
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020		753	754,827
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019		243	242,921

6	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		299	$299,403

			$3,984,169

Business Equipment and Services — 12.1%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		1,642	$1,640,039
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		1,304	1,163,779
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		198	197,500
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		415	401,722
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020		394	392,752
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		542	539,436
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		220	219,078
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		308	305,387
ClientLogic Corporation
Term Loan, 7.18%, Maturing January 30, 2017	EUR	586	646,285
Term Loan, 7.53%, Maturing January 30, 2017		303	300,076
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		469	469,344
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		125	125,391
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		718	650,621
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020		135	101,914
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020		228	146,463
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		2,343	2,339,185
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		704	704,882
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		55	55,109
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020		842	840,586

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		55	$55,086
Term Loan, 4.00%, Maturing November 6, 2020		491	489,879
Term Loan, 4.75%, Maturing November 6, 2020	CAD	296	230,675
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		224	224,831
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		1,199	1,193,280
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		590	592,507
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	563	630,827
Term Loan - Second Lien, 7.25%, Maturing June 10, 2022		500	500,625
Italics Merger Sub, Inc.
Term Loan, Maturing May 29, 2022(2)		1,100	1,098,854
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		1,370	1,373,365
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		1,195	1,197,446
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		549	565,971
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		618	618,099
MCS AMS Sub-Holdings, LLC
Term Loan, 7.00%, Maturing October 15, 2019(3)		498	383,697
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		263	263,889
Term Loan, 4.50%, Maturing April 2, 2022		324	325,302
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		265	266,699
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		1,119	1,116,692
Term Loan - Second Lien, 11.50%, Maturing April 29, 2021		500	496,875
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017		335	333,675
Term Loan - Second Lien, 8.50%, Maturing May 9, 2018		500	497,500
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		1,191	1,194,292
SunGard Data Systems, Inc.
Term Loan, 3.93%, Maturing February 28, 2017		1,240	1,242,366
Term Loan, 4.00%, Maturing March 8, 2020		3,116	3,120,171

7	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		446	$448,543
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		572	574,747
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		22	22,271
Term Loan, 4.25%, Maturing May 14, 2022		128	127,167
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		1,689	1,686,835

			$32,111,715

Cable and Satellite Television — 2.5%
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2022		800	$797,751
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021		421	420,616
Mediacom Illinois, LLC
Term Loan, 3.15%, Maturing October 23, 2017		380	379,582
Term Loan, 3.75%, Maturing June 30, 2021		248	248,487
Numericable U.S., LLC
Term Loan, 4.50%, Maturing May 21, 2020		508	509,641
Term Loan, 4.50%, Maturing May 21, 2020		587	589,088
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		1,323	1,311,963
Term Loan, 4.25%, Maturing June 30, 2023	GBP	750	1,177,609
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	191	212,280
Term Loan, 3.75%, Maturing January 15, 2022	EUR	297	329,518
Term Loan, 3.75%, Maturing January 15, 2022	EUR	537	596,433

			$6,572,968

Chemicals and Plastics — 7.4%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		145	$145,495
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		75	75,490
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		151	151,123
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		1,803	1,802,918
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		1,259	1,260,702
Chemours Company Co. (The)
Term Loan, 3.75%, Maturing May 22, 2022		500	498,959

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Colouroz Investment 1, GmbH
Term Loan, 4.50%, Maturing September 7, 2021		74	$74,011
Term Loan, 4.50%, Maturing September 7, 2021		447	448,262
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		598	596,502
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		248	248,539
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		275	274,198
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		819	818,818
Huntsman International, LLC
Term Loan, 3.75%, Maturing August 12, 2021		471	472,360
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		2,082	2,077,916
Term Loan, 4.25%, Maturing March 31, 2022	EUR	224	247,673
Term Loan, 4.25%, Maturing March 31, 2022		349	349,452
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		148	148,434
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		640	642,746
Term Loan, 4.75%, Maturing June 7, 2020		299	300,073
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		674	677,119
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		273	275,667
Term Loan, 5.00%, Maturing July 25, 2021	EUR	471	527,799
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		345	333,977
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		500	474,219
Polarpak, Inc.
Term Loan, 5.50%, Maturing June 7, 2020	CAD	1,792	1,434,976
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		585	585,146
Royal Holdings, Inc.
Term Loan, 4.50%, Maturing May 18, 2022		300	301,031
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		149	148,224
Term Loan, 4.50%, Maturing July 31, 2021	EUR	471	529,031
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		34	33,735
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		190	191,166

8	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing October 13, 2021		150	$150,402
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		1,492	1,494,975
Univar, Inc.
Term Loan, 5.01%, Maturing June 30, 2017		1,680	1,680,100
Zep, Inc.
Term Loan, 5.75%, Maturing June 16, 2022		175	175,656

			$19,646,894

Conglomerates — 0.8%
Bestway UK Holdco Limited
Term Loan, 5.26%, Maturing October 6, 2021	GBP	551	$873,691
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		1,382	1,283,681

			$2,157,372

Containers and Glass Products — 1.8%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		1,051	$1,047,135
Term Loan, 3.75%, Maturing January 6, 2021		294	294,077
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		748	755,840
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		198	198,309
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		433	432,761
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		1,648	1,654,236
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		298	298,079

			$4,680,437

Cosmetics / Toiletries — 0.9%
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021		293	$293,403
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		580	581,370
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		1,543	1,501,018

			$2,375,791

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs — 2.9%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		195	$195,272
AMAG Pharmaceuticals, Inc.
Term Loan, 7.25%, Maturing November 12, 2020		285	288,563
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		421	418,796
Term Loan, 4.50%, Maturing March 11, 2021	EUR	99	111,290
Term Loan, 4.50%, Maturing March 11, 2021	EUR	224	252,294
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing March 1, 2021		198	197,932
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021		741	738,484
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019		932	931,912
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing December 11, 2019		1,302	1,300,584
Term Loan, 3.50%, Maturing August 5, 2020		1,553	1,549,284
Term Loan, 4.00%, Maturing April 1, 2022		1,796	1,796,725

			$7,781,136

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		958	$948,630
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		399	400,914

			$1,349,544

Electronics / Electrical — 13.4%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020		319	$319,512
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021		1,046	907,402
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021		407	407,088
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		2,648	2,655,149
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021		346	343,897
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021		174	173,633
CommScope, Inc.
Term Loan, Maturing May 21, 2022(2)		450	450,211
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		351	328,115

9	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021	239	$238,392
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	2,925	2,927,872
Deltek, Inc.
Term Loan, Maturing June 25, 2022(2)	150	150,188
Term Loan - Second Lien, 9.50%, Maturing June 17, 2023	200	202,000
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	181	181,100
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	413	414,554
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	850	848,672
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	375	375,469
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	925	927,134
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	2,374	2,379,155
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	270	271,433
Term Loan - Second Lien, Maturing June 8, 2023(2)	275	275,458
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	2,619	2,588,129
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	274	275,341
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	248	248,119
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	550	550,229
Term Loan, 5.25%, Maturing November 19, 2021	985	988,461
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	681	682,680
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	620	620,685
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	299	299,028
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	209	207,831
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	1,094	1,079,148
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	125	122,760

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	215	$215,786
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	250	251,771
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	2,821	2,724,064
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	98	99,250
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	346	347,569
Sirius Computer Solutions, Inc.
Term Loan, 6.25%, Maturing December 7, 2018	195	196,571
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	1,567	1,535,179
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	282	282,344
Sophia L.P.
Term Loan, 4.00%, Maturing July 19, 2018	617	618,061
SS&C Technologies, Inc.
Term Loan, Maturing June 23, 2022(2)	252	252,666
Term Loan, Maturing June 23, 2022(2)	998	999,678
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	1,221	1,226,854
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	264	266,138
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	423	426,372
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	800	801,614
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	381	383,001
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	958	959,690
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	649	649,317
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	1,012	1,024,958

		$35,699,728

Financial Intermediaries — 5.9%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	994	$991,092
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	725	732,250

10	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
CITCO Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	1,518	$1,520,631
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	268	266,316
First Data Corporation
Term Loan, 3.69%, Maturing March 24, 2018	2,695	2,689,435
Term Loan, 3.69%, Maturing September 24, 2018	950	948,516
Term Loan, Maturing June 23, 2022(2)	375	373,887
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	582	580,334
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	665	668,369
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	255	255,218
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	395	392,705
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	1,578	1,578,505
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	238	237,500
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	220	209,216
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	49	49,619
Term Loan, 6.25%, Maturing September 4, 2018	324	325,796
Term Loan, 6.25%, Maturing September 4, 2018	344	345,594
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	1,362	1,359,285
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	491	491,041
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	122	121,780
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	314	316,179
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	1,202	1,138,055

		$15,591,323

Food Products — 6.9%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	1,524	$1,527,610
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019	632	633,041

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 23, 2021	EUR	350	$392,331
Term Loan, 4.25%, Maturing July 23, 2021		1,075	1,080,375
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		453	453,371
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		1,094	1,046,487
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		99	98,750
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		634	635,678
H.J. Heinz Company
Term Loan, 3.25%, Maturing June 5, 2020		3,407	3,411,332
High Liner Foods, Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		420	419,950
JBS USA Holdings, Inc.
Term Loan, 3.75%, Maturing May 25, 2018		864	862,581
Term Loan, 3.75%, Maturing September 18, 2020		761	762,618
Meldrew Participations B.V.
Term Loan, 8.00%, (5.00% Cash, 3.00% PIK), Maturing October 31, 2019	EUR	333	357,265
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(4)	EUR	209	244,579
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		4,183	4,162,049
Onex Wizard Acquisition Company I S.a.r.l.
Term Loan, 4.25%, Maturing March 13, 2022	EUR	973	1,088,252
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		599	598,553
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021		547	544,949

			$18,319,771

Food Service — 3.4%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021		2,319	$2,320,924
Aramark Services, Inc.
Term Loan, 3.68%, Maturing July 26, 2016		88	87,780
Term Loan, 3.69%, Maturing July 26, 2016		157	156,223
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021		370	361,209
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		249	248,741

11	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	1,108	$1,113,304
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018	339	337,143
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019	190	188,103
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	123	122,321
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	2,352	2,359,350
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	3,519	1,712,873

		$9,007,971

Food / Drug Retailers — 4.6%
Albertson’s Holdings, LLC
Term Loan, 5.00%, Maturing August 25, 2019	1,580	$1,587,241
Term Loan, 5.50%, Maturing August 25, 2021	449	451,706
Albertson’s, LLC
Term Loan, 5.38%, Maturing March 21, 2019	1,013	1,018,490
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	3,274	3,232,961
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	2,261	2,266,982
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	725	732,854
Term Loan - Second Lien, Maturing June 21, 2021(2)	750	752,110
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	2,080	2,087,077

		$12,129,421

Health Care — 15.0%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	124	$125,204
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	150	150,750
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	546	548,263
Alere, Inc.
Term Loan, Maturing June 3, 2022(2)	850	852,066
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	606	604,487

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Amneal Pharmaceuticals, LLC
Term Loan, 5.01%, Maturing November 1, 2019	839	$840,800
Amsurg Corp.
Term Loan, 3.75%, Maturing July 16, 2021	297	297,975
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	1,429	1,433,583
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	468	470,203
Auris Luxembourg III S.a.r.l.
Term Loan, 5.50%, Maturing January 17, 2022	374	373,595
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020	506	502,875
Term Loan, 6.50%, Maturing July 31, 2020	844	838,125
Capella Healthcare, Inc.
Term Loan, 5.25%, Maturing December 31, 2021	373	374,058
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	721	724,389
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	16	15,588
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	539	540,046
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	1,230	1,231,967
Term Loan, 4.00%, Maturing January 27, 2021	2,264	2,269,772
Concordia Healthcare Corp.
Term Loan, 4.75%, Maturing April 21, 2022	125	125,781
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	496	496,251
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	1,559	1,561,687
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	1,050	1,053,150
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	1,546	1,548,099
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	46	46,254
Term Loan, 4.25%, Maturing August 30, 2020	153	153,633
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.19%, Maturing February 27, 2021	2,321	2,323,646
Horizon Pharma Holdings USA, Inc.
Term Loan, 4.50%, Maturing April 22, 2021	600	602,813
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	814	816,410

12	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	488	$476,531
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	304	304,650
Term Loan, 7.75%, Maturing May 15, 2018	1,243	1,244,267
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	718	719,764
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	2,442	2,454,967
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	844	827,435
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	174	174,136
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021	3,524	1,475,871
MJ Acquisition Corp.
Term Loan, 4.00%, Maturing April 22, 2022	150	149,998
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	272	271,563
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	1,629	1,631,647
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	813	801,322
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	1,535	1,506,581
Pharmaceutical Product Development, LLC
Term Loan, 4.00%, Maturing December 5, 2018	951	952,111
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing May 5, 2022	225	225,984
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	491	492,405
Radnet Management, Inc.
Term Loan, 4.27%, Maturing October 10, 2018	981	983,299
RegionalCare Hospital Partners, Inc.
Term Loan, 5.25%, Maturing April 19, 2019	793	793,366
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	552	553,592
Select Medical Corporation
Term Loan, 3.03%, Maturing December 20, 2016	97	96,795
Term Loan, 3.75%, Maturing June 1, 2018	555	555,352
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	350	350,875
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	172	170,321

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		572	$566,046
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019		1,082	1,081,378
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019		172	172,115

			$39,953,841

Home Furnishings — 0.6%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021		123	$123,360
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		753	754,385
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020		615	616,915

			$1,494,660

Industrial Equipment — 4.2%
Alliance Laundry Systems, LLC
Term Loan, 4.25%, Maturing December 10, 2018		150	$150,582
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		367	360,606
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		210	209,691
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		502	506,900
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021		79	79,084
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		1,604	1,569,034
Term Loan, 4.75%, Maturing July 30, 2020	EUR	197	215,946
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		1,352	1,349,567
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		252	250,357
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		561	562,987
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021		806	809,829
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		341	341,520
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		2,235	2,232,394

13	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		552	$551,446
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		148	148,032
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		381	382,707
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	769	853,241
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		198	197,750
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	450	503,041

			$11,274,714

Insurance — 4.2%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		965	$966,638
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		2,392	2,413,728
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		4,186	4,198,451
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		500	508,875
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		245	225,400
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		454	445,033
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		1,376	1,367,707
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		1,196	1,198,625

			$11,324,457

Leisure Goods / Activities / Movies — 5.7%
Aufinco Pty Limited
Term Loan, 4.00%, Maturing May 29, 2020		221	$220,638
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		500	492,500
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019		1,603	1,604,146
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020		439	439,162
CDS U.S. Intermediate Holdings, Inc.
Term Loan, Maturing June 10, 2022(2)		200	200,250

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing June 24, 2020	1,923	$1,931,639
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	461	461,064
Equinox Holdings, Inc.
Term Loan, 5.00%, Maturing January 31, 2020	531	534,623
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	164	163,901
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	384	383,871
Lindblad Expeditions, Inc.
Term Loan, Maturing June 17, 2022(2)	11	11,457
Term Loan, Maturing June 17, 2022(2)	89	88,793
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	1,263	1,265,198
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	675	670,886
Nord Anglia Education Finance, LLC
Term Loan, 4.50%, Maturing March 31, 2021	818	820,296
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	585	585,000
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	1,348	1,303,230
Sonifi Solutions, Inc.
Term Loan, 6.75%, (1.00% Cash, 5.75% PIK), Maturing March 28, 2018(3)	437	28,000
SRAM, LLC
Term Loan, 4.03%, Maturing April 10, 2020	832	831,614
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	1,000	1,001,875
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	590	470,904
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	270	266,782
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	1,414	1,397,638

		$15,173,467

Lodging and Casinos — 5.2%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	206	$206,616
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	1,340	1,339,596
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	375	379,336

14	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		226	$226,696
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(5)		597	535,999
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		386	387,162
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		1,800	1,806,750
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 27, 2018	GBP	825	1,298,712
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		65	65,797
Term Loan, 5.50%, Maturing November 21, 2019		152	153,526
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		2,368	2,370,888
La Quinta Intermediate Holdings, LLC
Term Loan, 4.00%, Maturing April 14, 2021		480	479,930
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		1,268	1,260,899
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		328	328,390
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019		246	245,318
RHP Hotel Properties L.P.
Term Loan, 3.50%, Maturing January 15, 2021		322	322,806
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		1,798	1,799,536
Term Loan, 6.00%, Maturing October 1, 2021		423	423,091
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020		172	171,508

			$13,802,556

Nonferrous Metals / Minerals — 3.0%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020		891	$644,861
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018		1,431	991,302
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022		299	301,120
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019		983	935,422
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 7, 2017		150	149,313
Term Loan, 7.50%, Maturing March 19, 2021		925	859,094

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	508	$426,667
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	1,300	1,295,125
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	703	701,183
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	1,025	971,187
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	250	230,000
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	821	452,903

		$7,958,177

Oil and Gas — 5.9%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	588	$493,396
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	996	983,601
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	794	798,324
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	471	472,125
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	902	894,930
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	1,020	872,954
Energy Transfer Equity L.P.
Term Loan, 4.00%, Maturing December 2, 2019	186	186,148
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	516	492,512
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	600	460,500
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	1,089	866,291
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	3,672	3,600,421
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	175	175,523
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	422	325,499
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	925	372,312

15	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	2,196	$1,667,911
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	248	229,556
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	17	15,254
Term Loan, 4.25%, Maturing December 16, 2020	46	40,902
Term Loan, 4.25%, Maturing December 16, 2020	329	294,031
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	104	91,665
Term Loan, 4.25%, Maturing October 1, 2019	170	150,072
Term Loan, 4.25%, Maturing October 1, 2019	1,282	1,132,548
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	198	192,555
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	130	131,657
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	928	873,171

		$15,813,858

Publishing — 3.3%
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	864	$867,603
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	2,881	2,148,636
Houghton Mifflin Harcourt Publishing Company
Term Loan, 4.00%, Maturing May 11, 2022	175	174,453
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	767	770,447
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	2,609	2,446,177
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019	356	357,768
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	300	300,000
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	173	172,525
Nelson Education Ltd.
Term Loan, 6.75%, Maturing July 7, 2016	216	157,487
Penton Media, Inc.
Term Loan, 5.00%, Maturing October 3, 2019	329	330,674
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	323	325,125

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020		690	$692,855

			$8,743,750

Radio and Television — 3.3%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020		221	$213,694
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021		523	517,986
Block Communications, Inc.
Term Loan, 4.00%, Maturing November 7, 2021		124	124,683
Clear Channel Communications, Inc.
Term Loan, 6.94%, Maturing January 30, 2019		566	524,280
Term Loan, 7.69%, Maturing July 30, 2019		182	171,084
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020		2,045	1,946,492
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018		191	191,600
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		134	133,726
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 15, 2022		345	344,816
Media General, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		666	666,910
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		322	321,696
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		365	364,809
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		433	432,685
Sinclair Television Group, Inc.
Term Loan, 3.00%, Maturing April 9, 2020		269	268,232
TWCC Holding Corp.
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		1,100	1,029,416
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		1,614	1,605,684

			$8,857,793

Retailers (Except Food and Drug) — 8.9%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		486	$451,994
B&M Retail Limited
Term Loan, 3.82%, Maturing May 21, 2019	GBP	175	272,677
Term Loan, 4.32%, Maturing April 28, 2020	GBP	150	234,930

16	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020	1,154	$1,156,529
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020	2,689	2,669,896
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	311	298,779
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing March 9, 2022	1,420	1,421,987
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	340	318,697
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	520	523,258
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	626	628,139
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	1,411	1,222,944
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	1,295	1,261,349
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	441	442,770
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	1,250	1,247,287
Term Loan, 4.00%, Maturing January 28, 2020	496	498,008
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	2,093	2,084,034
Party City Holdings, Inc.
Term Loan, 4.00%, Maturing July 27, 2019	683	682,658
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018	219	219,992
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	1,562	1,563,717
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022	2,350	2,350,399
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	769	715,948
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	248	245,025
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing October 1, 2021	990	1,002,817
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	1,278	1,276,643
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	384	363,330

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(6)	EUR	145	$167,773
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(7)	EUR	164	116,085
Wilton Brands, LLC
Term Loan, 7.50%, Maturing August 30, 2018		262	254,892

			$23,692,557

Steel — 1.8%
FMG Resources (August 2006) Pty Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		4,409	$3,925,102
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		335	333,049
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		186	184,905
Patriot Coal Corporation
Term Loan, 0.00%, Maturing December 15, 2018(3)(5)		741	406,677

			$4,849,733

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 4.00%, Maturing March 11, 2018		902	$903,425
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021		741	694,953
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021		568	570,060

			$2,168,438

Telecommunications — 4.3%
CWC Cayman Finance Limited
Term Loan, 5.50%, Maturing April 28, 2017		200	$200,500
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019		3,700	3,678,418
IPC Systems, Inc.
Term Loan, 5.50%, Maturing August 6, 2021		1,072	1,068,962
Mitel US Holdings, Inc.
Term Loan, 5.00%, Maturing March 31, 2022		375	377,109
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019		912	863,964
Term Loan, 4.00%, Maturing April 23, 2019		1,006	953,139
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019		3,347	3,342,898

17	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	952	$948,376

		$11,433,366

Utilities — 3.6%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	515	$506,354
Term Loan, 3.25%, Maturing January 31, 2022	196	193,620
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	413	413,797
Term Loan, 3.50%, Maturing May 27, 2022	1,550	1,538,496
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	467	468,796
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	234	234,782
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	671	676,044
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 19, 2016	850	852,125
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	54	54,407
Term Loan, 5.00%, Maturing December 19, 2021	1,215	1,230,338
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	773	770,444
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	572	565,021
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	125	126,172
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	7	7,004
Term Loan, 4.25%, Maturing May 6, 2020	131	130,830
TPF II Power, LLC
Term Loan, 5.51%, Maturing October 2, 2021	672	678,089
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	197	196,754
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	900	888,750

		$9,531,823

Total Senior Floating-Rate Interests (identified cost $391,121,701)		$379,891,046

Corporate Bonds & Notes — 10.0%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(8)	30	$28,275
Orbital ATK, Inc.
5.25%, 10/1/21(8)	20	20,500
TransDigm, Inc.
7.50%, 7/15/21	10	10,800
6.00%, 7/15/22	30	29,775
6.50%, 7/15/24	30	29,775

		$119,125

Automotive — 0.0%(9)
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	10	$10,262
General Motors Financial Co., Inc.
4.75%, 8/15/17	40	42,244
3.25%, 5/15/18	5	5,121
Navistar International Corp.
8.25%, 11/1/21	50	47,750

		$105,377

Beverage and Tobacco — 0.0%(9)
Constellation Brands, Inc.
6.00%, 5/1/22	35	$38,245
4.25%, 5/1/23	40	39,500

		$77,745

Brokerage / Securities Dealers / Investment Houses — 0.0%(9)
Alliance Data Systems Corp.
6.375%, 4/1/20(8)	30	$31,088

		$31,088

Building and Development — 0.1%
Building Materials Corp. of America
5.375%, 11/15/24(8)	40	$39,474
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(8)	20	21,200
HD Supply, Inc.
7.50%, 7/15/20	45	47,812
5.25%, 12/15/21(8)	15	15,263
Hillman Group, Inc. (The)
6.375%, 7/15/22(8)	30	28,500

18	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Interline Brands, Inc.
10.00%, 11/15/18(10)	51	$53,422
Nortek, Inc.
8.50%, 4/15/21	20	21,450
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(8)	50	52,250
TRI Pointe Holdings, Inc.
4.375%, 6/15/19	20	19,700
5.875%, 6/15/24	25	24,625
USG Corp.
5.875%, 11/1/21(8)	20	21,000
5.50%, 3/1/25(8)	5	5,000

		$349,696

Business Equipment and Services — 0.1%
Acosta, Inc.
7.75%, 10/1/22(8)	60	$60,600
Audatex North America, Inc.
6.00%, 6/15/21(8)	30	30,937
FTI Consulting, Inc.
6.00%, 11/15/22	20	20,925
IMS Health, Inc.
6.00%, 11/1/20(8)	40	41,300
ServiceMaster Co. (The)
7.00%, 8/15/20	10	10,613
7.45%, 8/15/27	20	20,300
TransUnion
8.125%, 6/15/18	60	61,395
United Rentals North America, Inc.
7.625%, 4/15/22	15	16,312
6.125%, 6/15/23	15	15,394

		$277,776

Cable and Satellite Television — 0.7%
AMC Networks, Inc.
7.75%, 7/15/21	20	$21,700
4.75%, 12/15/22	15	15,056
Cable One, Inc.
5.75%, 6/15/22(8)	10	10,150
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22	80	79,000
5.75%, 1/15/24	5	5,050
5.375%, 5/1/25(8)	40	39,050

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
CSC Holdings, LLC
5.25%, 6/1/24		5	$4,825
DISH DBS Corp.
6.75%, 6/1/21		75	78,375
5.875%, 7/15/22		15	14,738
5.875%, 11/15/24		10	9,631
IAC/InterActiveCorp
4.875%, 11/30/18		20	20,700
Numericable-SFR SAS
4.875%, 5/15/19(8)		200	198,500
Virgin Media Secured Finance PLC
5.375%, 4/15/21(8)		428	442,195
6.00%, 4/15/21(8)	GBP	428	701,936
5.50%, 1/15/25(8)		275	276,719

			$1,917,625

Chemicals and Plastics — 0.9%
Chemours Co. (The)
6.625%, 5/15/23(8)		20	$19,425
7.00%, 5/15/25(8)		20	19,450
Evolution Escrow Issuer, LLC
7.50%, 3/15/22(8)		10	9,500
Hexion, Inc.
6.625%, 4/15/20		2,225	2,052,562
Platform Specialty Products Corp.
6.50%, 2/1/22(8)		25	25,938
Rockwood Specialties Group, Inc.
4.625%, 10/15/20		65	67,763
Tronox Finance, LLC
6.375%, 8/15/20		60	55,950
Univar USA, Inc.
6.75%, 7/15/23(8)(11)		10	10,125
W.R. Grace & Co.
5.125%, 10/1/21(8)		15	15,150
5.625%, 10/1/24(8)		5	5,081

			$2,280,944

Commercial Services — 0.0%(9)
CEB, Inc.
5.625%, 6/15/23(8)		10	$10,075
ExamWorks Group, Inc.
5.625%, 4/15/23		20	20,600

			$30,675

19	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Conglomerates — 0.1%
Belden, Inc.
5.50%, 9/1/22(8)	10	$9,975
Spectrum Brands, Inc.
6.375%, 11/15/20	25	26,562
6.625%, 11/15/22	20	21,400
5.75%, 7/15/25(8)	30	30,600
TMS International Corp.
7.625%, 10/15/21(8)	20	19,600

		$108,137

Containers and Glass Products — 0.8%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.
5.625%, 12/15/16(8)	5	$5,009
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	1,975	2,029,313

		$2,034,322

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(10)	105	$105,262
Party City Holdings, Inc.
8.875%, 8/1/20	65	69,713

		$174,975

Distribution & Wholesale — 0.0%(9)
American Tire Distributors, Inc.
10.25%, 3/1/22(8)	40	$42,900

		$42,900

Diversified Financial Services — 0.0%(9)
Quicken Loans, Inc.
5.75%, 5/1/25(8)	15	$14,400

		$14,400

Drugs — 0.1%
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(8)	90	$95,006
7.50%, 7/15/21(8)	25	27,094
5.50%, 3/1/23(8)	10	10,125
5.875%, 5/15/23(8)	65	66,706
6.125%, 4/15/25(8)	65	67,113

		$266,044

Security	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.0%(9)
ADS Waste Holdings, Inc.
8.25%, 10/1/20	25	$26,000
Clean Harbors, Inc.
5.25%, 8/1/20	25	25,500
5.125%, 6/1/21	30	29,850
Covanta Holding Corp.
5.875%, 3/1/24	10	10,025

		$91,375

Electronics / Electrical — 0.1%
Alcatel-Lucent USA, Inc.
4.625%, 7/1/17(8)	10	$10,300
CommScope Holding Co., Inc.
6.625%, 6/1/20(8)(10)	25	26,031
Freescale Semiconductor, Inc.
6.00%, 1/15/22(8)	20	21,250
Infor US, Inc.
6.50%, 5/15/22(8)	15	15,338
Nuance Communications, Inc.
5.375%, 8/15/20(8)	60	60,600
Zebra Technologies Corp.
7.25%, 10/15/22(8)	45	48,825

		$182,344

Equipment Leasing — 0.5%
International Lease Finance Corp.
8.625%, 9/15/15	1,000	$1,013,750
6.75%, 9/1/16(8)	175	184,406
7.125%, 9/1/18(8)	175	195,563

		$1,393,719

Financial Intermediaries — 0.3%
CIT Group, Inc.
5.50%, 2/15/19(8)	25	$26,125
5.375%, 5/15/20	5	5,225
First Data Corp.
7.375%, 6/15/19(8)	190	197,980
6.75%, 11/1/20(8)	406	430,108
11.25%, 1/15/21	16	17,800
10.625%, 6/15/21	16	17,760
11.75%, 8/15/21	17	18,604

20	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
3.50%, 3/15/17		20	$20,175
6.00%, 8/1/20		15	15,544
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(12)		35	37,439
Navient Corp.
5.50%, 1/15/19		55	56,217
5.00%, 10/26/20		10	9,975
5.875%, 10/25/24		15	14,137

			$867,089

Food Products — 0.9%
Dean Foods Co.
6.50%, 3/15/23(8)		20	$20,450
Iceland Bondco PLC
4.822%, 7/15/20(8)(13)	GBP	1,750	2,378,480
Pilgrim’s Pride Corp.
5.75%, 3/15/25(8)		25	25,312
Post Holdings, Inc.
6.75%, 12/1/21(8)		10	10,025
6.00%, 12/15/22(8)		15	14,494
WhiteWave Foods Co. (The)
5.375%, 10/1/22		10	10,600

			$2,459,361

Food / Drug Retailers — 0.0%(9)
Rite Aid Corp.
6.125%, 4/1/23(8)		50	$51,688

			$51,688

Health Care — 1.1%
Alere, Inc.
7.25%, 7/1/18		5	$5,256
8.625%, 10/1/18		20	20,760
6.50%, 6/15/20		15	15,600
6.375%, 7/1/23(8)		30	30,600
AmSurg Corp.
5.625%, 11/30/20		30	30,675
5.625%, 7/15/22		20	20,250
Capsugel SA
7.00%, 5/15/19(8)(10)		10	10,195
Centene Corp.
4.75%, 5/15/22		10	10,350

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	1,115	$1,146,220
7.125%, 7/15/20	65	69,030
6.875%, 2/1/22	45	47,644
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp.
8.125%, 6/15/21(8)	25	25,813
HCA Holdings, Inc.
6.25%, 2/15/21	40	43,200
HCA, Inc.
6.50%, 2/15/20	10	11,200
Hologic, Inc.
6.25%, 8/1/20	130	134,553
5.25%, 7/15/22(8)(11)	30	30,712
inVentiv Health, Inc.
9.00%, 1/15/18(8)	625	652,734
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	25	26,751
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC
4.875%, 4/15/20(8)	15	15,320
5.50%, 4/15/25(8)	15	14,606
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(8)	65	66,544
Opal Acquisition, Inc.
8.875%, 12/15/21(8)	25	24,469
Sterigenics-Nordion Holdings, LLC
6.50%, 5/15/23(8)	20	20,150
Surgical Care Affiliates, Inc.
6.00%, 4/1/23(8)	15	15,075
Teleflex, Inc.
5.25%, 6/15/24	10	10,177
Tenet Healthcare Corp.
6.00%, 10/1/20	20	21,375
4.375%, 10/1/21	300	294,750
8.125%, 4/1/22	45	49,387
6.75%, 6/15/23(8)	25	25,547
VWR Funding, Inc.
7.25%, 9/15/17	50	51,812
WellCare Health Plans, Inc.
5.75%, 11/15/20	45	46,969

		$2,987,724

Holding Company – Diversified — 0.0%(9)
Argos Merger Sub, Inc.
7.125%, 3/15/23(8)	45	$47,250

21	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Holding Company – Diversified (continued)
HRG Group, Inc.
7.875%, 7/15/19(8)	20	$21,250
7.875%, 7/15/19	35	37,188

		$105,688

Home Furnishings — 0.0%(9)
Tempur Sealy International, Inc.
6.875%, 12/15/20	15	$15,975

		$15,975

Industrial Equipment — 0.0%(9)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(8)	20	$20,650
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(14)	35	19,445
Manitowoc Co., Inc. (The)
5.875%, 10/15/22	20	21,650
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(8)(10)	25	24,750

		$86,495

Insurance — 0.1%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(8)	25	$26,500
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(8)(10)	20	20,000
Hub International, Ltd.
7.875%, 10/1/21(8)	25	25,562
USI, Inc.
7.75%, 1/15/21(8)	40	40,750

		$112,812

Internet Software & Services — 0.0%(9)
Netflix, Inc.
5.50%, 2/15/22(8)	35	$36,312
5.875%, 2/15/25(8)	45	46,805

		$83,117

Leisure Goods / Activities / Movies — 0.2%
Activision Blizzard, Inc.
6.125%, 9/15/23(8)	15	$16,125
National CineMedia, LLC
6.00%, 4/15/22	380	395,656

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
NCL Corp., Ltd.
5.00%, 2/15/18	10	$10,225
5.25%, 11/15/19(8)	10	10,288
Regal Entertainment Group
5.75%, 3/15/22	15	15,224
Royal Caribbean Cruises
7.25%, 6/15/16	10	10,464
7.25%, 3/15/18	20	22,100
Sabre GLBL, Inc.
5.375%, 4/15/23(8)	10	9,900
Viking Cruises, Ltd.
8.50%, 10/15/22(8)	50	55,750
6.25%, 5/15/25(8)	20	19,950

		$565,682

Lodging and Casinos — 0.7%
Buffalo Thunder Development Authority
11.00%, 12/9/22(8)	124	$97,668
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)	1,075	870,750
9.00%, 2/15/20(5)	825	673,625
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	35	35,788
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21	45	46,966
MGM Resorts International
6.625%, 12/15/21	40	42,000
7.75%, 3/15/22	15	16,575
6.00%, 3/15/23	25	25,375
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23(8)	15	14,775
Station Casinos, LLC
7.50%, 3/1/21	20	21,500
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(5)(8)	165	88,275

		$1,933,297

Manufacturing — 0.0%(9)
Bombardier, Inc.
5.50%, 9/15/18(8)	5	$4,975
7.50%, 3/15/25(8)	20	18,250

		$23,225

22	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.1%
Alpha Natural Resources, Inc.
7.50%, 8/1/20(8)	5	$1,275
CONSOL Energy, Inc.
5.875%, 4/15/22	15	12,812
Eldorado Gold Corp.
6.125%, 12/15/20(8)	55	54,656
IAMGOLD Corp.
6.75%, 10/1/20(8)	35	29,488
Imperial Metals Corp.
7.00%, 3/15/19(8)	10	9,725
Kissner Milling Co., Ltd.
7.25%, 6/1/19(8)	40	40,900
New Gold, Inc.
6.25%, 11/15/22(8)	35	34,737
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20(8)	20	20,300

		$203,893

Oil and Gas — 0.7%
Aerojet Rocketdyne Holdings, Inc.
7.125%, 3/15/21	30	$32,100
Antero Resources Corp.
6.00%, 12/1/20	5	5,075
5.375%, 11/1/21	40	39,000
5.625%, 6/1/23(8)	15	14,569
Berry Petroleum Co., LLC
6.375%, 9/15/22	5	3,913
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(8)	20	20,700
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	25	23,812
California Resources Corp.
5.50%, 9/15/21	20	17,425
Canbriam Energy, Inc.
9.75%, 11/15/19(8)	10	10,275
Chesapeake Energy Corp.
7.25%, 12/15/18	40	41,400
6.125%, 2/15/21	65	61,262
CITGO Petroleum Corp.
6.25%, 8/15/22(8)	325	320,937
Concho Resources, Inc.
5.50%, 4/1/23	105	105,525

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(8)	35	$36,400
7.75%, 2/15/23(8)	30	32,100
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	65	65,325
Denbury Resources, Inc.
5.50%, 5/1/22	5	4,488
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(8)	40	40,000
8.125%, 9/15/23(8)	10	10,363
Energy Transfer Equity, L.P.
5.875%, 1/15/24	30	31,260
EP Energy, LLC/Everest Acquisition Finance, Inc.
9.375%, 5/1/20	70	75,337
7.75%, 9/1/22	35	36,925
Gulfport Energy Corp.
7.75%, 11/1/20	40	42,100
6.625%, 5/1/23(8)	30	30,525
Halcon Resources Corp.
8.625%, 2/1/20(8)	10	9,913
Laredo Petroleum, Inc.
7.375%, 5/1/22	45	47,587
Matador Resources Co.
6.875%, 4/15/23(8)	20	20,525
MEG Energy Corp.
6.375%, 1/30/23(8)	40	37,400
Memorial Resource Development Corp.
5.875%, 7/1/22	50	48,535
Newfield Exploration Co.
5.625%, 7/1/24	65	65,975
Paramount Resources, Ltd.
6.875%, 6/30/23(8)	15	15,113
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	8	8,492
PBF Logistics L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23(8)	20	20,200
Precision Drilling Corp.
6.50%, 12/15/21	5	4,875
Rosetta Resources, Inc.
5.625%, 5/1/21	25	26,687
5.875%, 6/1/22	30	32,151
RSP Permian, Inc.
6.625%, 10/1/22(8)	40	41,100
Sabine Pass Liquefaction, LLC
5.625%, 3/1/25(8)	45	44,719

23	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sabine Pass LNG, L.P.
6.50%, 11/1/20	55	$57,200
Seven Generations Energy, Ltd.
8.25%, 5/15/20(8)	65	69,290
6.75%, 5/1/23(8)	25	25,062
Seventy Seven Energy, Inc.
6.50%, 7/15/22	10	6,450
SM Energy Co.
6.125%, 11/15/22(8)	10	10,327
6.50%, 1/1/23	45	46,350
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23(8)	20	20,900
Tesoro Corp.
5.375%, 10/1/22	50	51,000
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19(8)	5	5,213
6.25%, 10/15/22(8)	15	15,600
Triangle USA Petroleum Corp.
6.75%, 7/15/22(8)	15	11,700
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	5	4,921

		$1,848,101

Publishing — 0.2%
Laureate Education, Inc.
10.00%, 9/1/19(8)	305	$285,556
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21	70	77,350
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(8)(10)	10	10,113
Tribune Media Co.
5.875%, 7/15/22(8)	35	35,350

		$408,369

Radio and Television — 0.4%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	25	$25,688
Series B, 6.50%, 11/15/22	50	52,250
Crown Media Holdings, Inc.
10.50%, 7/15/19	45	47,587
iHeartCommunications, Inc.
9.00%, 12/15/19	451	431,494
11.25%, 3/1/21	20	19,500

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(8)	15	$15,206
Sirius XM Radio, Inc.
5.875%, 10/1/20(8)	10	10,275
6.00%, 7/15/24(8)	40	40,500
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	35	35,525
Univision Communications, Inc.
6.75%, 9/15/22(8)	384	407,520
5.125%, 5/15/23(8)	15	14,625

		$1,100,170

Real Estate Investment Trusts (REITs) — 0.0%(9)
Communications Sales & Leasing, Inc.
6.00%, 4/15/23(8)	5	$4,903
8.25%, 10/15/23(8)	10	9,863
ESH Hospitality, Inc.
5.25%, 5/1/25(8)	15	14,662

		$29,428

Retail — 0.1%
Chinos Intermediate Holdings A, Inc.
7.75%, 5/1/19(8)(10)	25	$20,250
Family Tree Escrow, LLC
5.25%, 3/1/20(8)	20	21,025
5.75%, 3/1/23(8)	70	73,500

		$114,775

Retailers (Except Food and Drug) — 0.2%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(8)	25	$24,687
6.00%, 4/1/22(8)	50	51,500
Hot Topic, Inc.
9.25%, 6/15/21(8)	60	63,300
Levi Strauss & Co.
6.875%, 5/1/22	30	32,175
Michaels Stores, Inc.
5.875%, 12/15/20(8)	20	21,000
Murphy Oil USA, Inc.
6.00%, 8/15/23	60	63,000
Neiman Marcus Group, Ltd., LLC
8.75%, 10/15/21(8)(10)	25	26,969

24	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(8)(10)	50	$50,500
Petco Holdings, Inc.
8.50%, 10/15/17(8)(10)	65	66,950
Radio Systems Corp.
8.375%, 11/1/19(8)	30	31,875
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	30	31,575

		$463,531

Road & Rail — 0.0%(9)
Florida East Coast Holdings Corp.
6.75%, 5/1/19(8)	10	$10,050
WatCo Cos., LLC/WatCo Finance Corp.
6.375%, 4/1/23(8)	15	15,263

		$25,313

Software and Services — 0.1%
IHS, Inc.
5.00%, 11/1/22(8)	25	$24,938
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(8)(10)	35	35,262
Italics Merger Sub, Inc.
7.125%, 7/15/23(8)	35	34,650
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23(8)(11)	25	25,312
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(8)	30	22,050

		$142,212

Steel — 0.0%(9)
AK Steel Corp.
8.75%, 12/1/18	15	$15,844
ArcelorMittal
7.00%, 2/25/22	10	10,825
JMC Steel Group, Inc.
8.25%, 3/15/18(8)	25	22,969

		$49,638

Surface Transport — 0.1%
Hertz Corp. (The)
6.25%, 10/15/22	35	$35,700

Security	Principal Amount* (000’s omitted)	Value

Surface Transport (continued)
XPO Logistics, Inc.
7.875%, 9/1/19(8)	85	$91,269
6.50%, 6/15/22(8)	30	29,437

		$156,406

Technology — 0.0%(9)
Micron Technology, Inc.
5.25%, 8/1/23(8)	30	$28,837
5.625%, 1/15/26(8)	35	32,419

		$61,256

Telecommunications — 0.7%
Avaya, Inc.
9.00%, 4/1/19(8)	20	$20,500
CenturyLink, Inc.
6.75%, 12/1/23	20	20,138
CommScope Technologies Finance LLC
6.00%, 6/15/25(8)	30	29,963
CommScope, Inc.
4.375%, 6/15/20(8)	10	10,125
Equinix, Inc.
5.375%, 1/1/22	10	10,075
Frontier Communications Corp.
6.25%, 9/15/21	20	18,300
7.625%, 4/15/24	10	8,875
6.875%, 1/15/25	20	16,800
Intelsat Jackson Holdings SA
7.25%, 10/15/20	55	54,587
Intelsat Luxembourg SA
7.75%, 6/1/21	80	67,100
8.125%, 6/1/23	40	33,000
Plantronics, Inc.
5.50%, 5/31/23(8)	25	25,375
SBA Telecommunications, Inc.
5.75%, 7/15/20	80	83,300
Sprint Communications, Inc.
7.00%, 8/15/20	345	343,275
6.00%, 11/15/22	5	4,581
Sprint Corp.
7.25%, 9/15/21	25	24,672
7.875%, 9/15/23	105	102,637
7.625%, 2/15/25	20	18,900

25	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
T-Mobile USA, Inc.
6.25%, 4/1/21		15	$15,413
6.633%, 4/28/21		20	20,800
6.731%, 4/28/22		5	5,225
6.625%, 4/1/23		25	26,031
6.375%, 3/1/25		20	20,575
Wind Acquisition Finance SA
5.245%, 4/30/19(8)(13)	EUR	250	281,095
6.50%, 4/30/20(8)		225	236,925
4.011%, 7/15/20(8)(13)	EUR	225	250,214
Windstream Corp.
7.75%, 10/1/21		35	32,200
6.375%, 8/1/23		15	12,383

			$1,793,064

Utilities — 0.5%
AES Corp. (The)
5.50%, 3/15/24		10	$9,735
Air Medical Merger Sub Corp.
6.375%, 5/15/23(8)		25	23,625
Calpine Corp.
5.375%, 1/15/23		20	19,750
7.875%, 1/15/23(8)		1,188	1,288,980
5.75%, 1/15/25		5	4,881
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
6.75%, 11/1/19(8)		30	31,365
7.375%, 11/1/22(8)		25	26,313
7.625%, 11/1/24(8)		25	26,625

			$1,431,274

Total Corporate Bonds & Notes (identified cost $27,485,076)			$26,617,850

Asset-Backed Securities — 5.5%

Security		Principal Amount (000’s omitted)	Value
Apidos CLO XVII, Series 2014-17A, Class B, 3.124%, 4/17/26(8)(13)		$200	$200,011
Apidos CLO XVII, Series 2014-17A, Class C, 3.574%, 4/17/26(8)(13)		500	479,780
Apidos CLO XVII, Series 2014-17A, Class D, 5.024%, 4/17/26(8)(13)		500	450,048
Apidos CLO XIX, Series 2014-19A, Class E, 5.724%, 10/17/26(8)(13)		1,000	954,506

Security	Principal Amount (000’s omitted)	Value

Apidos CLO XXI, Series 2015-21A, Class D, 5.827%, 7/18/27(8)(13)	$500	$474,044
Ares CLO, Ltd., Series 2014-32A, Class D, 5.974%, 11/15/25(8)(13)	1,000	951,829
Babson CLO, Ltd., Series 2013-IA, Class C, 2.975%, 4/20/25(8)(13)	225	223,436
Babson CLO, Ltd., Series 2013-IA, Class D, 3.775%, 4/20/25(8)(13)	175	170,860
Birchwood Park CLO, Ltd., Series 2014-1A, Class C1, 3.375%, 7/15/26(8)(13)	300	300,647
Birchwood Park CLO, Ltd., Series 2014-1A, Class E1, 5.375%, 7/15/26(8)(13)	300	274,486
Carlyle Global Market Strategies CLO, Ltd., Series 2014-4A, Class E, 5.45%, 10/15/26(8)(13)	1,000	936,086
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 5.024%, 7/17/19(8)(13)	500	487,178
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.925%, 4/21/25(8)(13)	1,325	1,311,324
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A3L, 2.974%, 8/15/25(8)(13)	750	744,550
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1L, 3.474%, 8/15/25(8)(13)	320	306,117
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B2L, 4.174%, 8/15/25(8)(13)	215	190,581
Golub Capital Partners CLO, Ltd., Series 2015-23A, Class E, 5.75%, 5/5/27(8)(13)	1,000	919,015
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.975%, 4/20/25(8)(13)	200	197,745
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.775%, 4/20/25(8)(13)	200	195,218
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 3.024%, 7/17/25(8)(13)	475	474,993
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.624%, 7/17/25(8)(13)	475	452,193
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.774%, 7/17/25(8)(13)	550	493,771
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class E2, 6.786%, 7/15/27(8)(11)(13)	1,000	1,000,000
Palmer Square CLO, Ltd., Series 2015-2A, Class D, 5.736%, 7/20/27(8)(11)(13)	600	559,956
Schiller Park CLO, Ltd., Series 2007-1A, Class D, 2.777%, 4/25/21(8)(13)	1,000	986,700
Ziggurat CLO, Ltd., Series 2014-1A, Class E, 5.275%, 10/17/26(8)(13)	1,000	884,967

Total Asset-Backed Securities (identified cost $14,641,807)		$14,620,041

26	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Common Stocks — 0.9%

Security	Shares	Value

Aerospace and Defense — 0.0%(9)
IAP Worldwide Services, LLC(3)(14)(15)	29	$31,387

		$31,387

Automotive — 0.2%
Dayco Products, LLC(3)(14)	10,159	$413,979

		$413,979

Building and Development — 0.0%(9)
Panolam Holdings Co.(3)(15)(16)	131	$115,039

		$115,039

Business Equipment and Services — 0.0%(9)
Education Management Corp.(3)(14)(15)	1,612,262	$43,531

		$43,531

Food Service — 0.0%
Buffets Restaurants Holdings, Inc.(3)(14)(15)	24,245	$0

		$0

Lodging and Casinos — 0.3%
Affinity Gaming, LLC(3)(14)(15)	23,498	$270,230
Tropicana Entertainment, Inc.(14)(15)	25,430	408,152

		$678,382

Publishing — 0.4%
ION Media Networks, Inc.(3)(14)	2,155	$775,779
MediaNews Group, Inc.(3)(14)(15)	5,771	222,190

		$997,969

Telecommunications — 0.0%(9)
NII Holdings, Inc.(15)	558	$9,207

		$9,207

Total Common Stocks (identified cost $1,161,836)		$2,289,494

Convertible Preferred Stocks — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)
Education Management Corp., Series A-1, 7.50%(14)(15)	1,793	$94,133

Total Convertible Preferred Stocks (identified cost $126,544)		$94,133

Closed-End Funds — 2.1%

Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	49,400	$667,888
Invesco Senior Income Trust	238,872	1,065,369
Nuveen Credit Strategies Income Fund	180,539	1,554,441
Nuveen Floating Rate Income Fund	73,198	786,146
Nuveen Floating Rate Income Opportunity Fund	51,054	550,873
Voya Prime Rate Trust	196,084	1,029,441

Total Closed-End Funds (identified cost $6,015,228)		$5,654,158

Warrants — 0.0%(9)

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(9)
Vivarte Luxco(3)(14)(15)	104,081	$59,178

Total Warrants (identified cost $38,147)		$59,178

Miscellaneous — 0.0%(9)

Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%(9)
Adelphia, Inc., Escrow Certificate(15)	270,000	$2,362

		$2,362

Lodging and Casinos — 0.0%(9)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(3) (8) (15)	$54,947	$1,099

		$1,099

27	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Portfolio of Investments — continued

Security	Principal Amount/ Shares	Value

Oil and Gas — 0.0%
SemGroup Corp., Escrow Certificate(3)(15)	290,000	$0

		$0

Total Miscellaneous (identified cost $0)		$3,461

Short-Term Investments — 4.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.18%(17)	$10,871	$10,871,193

Total Short-Term Investments (identified cost $10,871,193)		$10,871,193

Total Investments — 165.4% (identified cost $451,461,532)		$440,100,554

Other Assets, Less Liabilities — (24.0)%		$(64,089,785)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (41.4)%		$(110,001,837)

Net Assets Applicable to Common Shares — 100.0%		$266,008,932

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP	–	Debtor in Possession
PIK	–	Payment In Kind

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after June 30, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)	Includes Staunton Luxco S.C.A. ordinary shares and preferred shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(5)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Includes new money preferred shares that trade with the loan.

(7)	Includes Vivarte Class A preferred shares and Luxco ordinary shares that trade with the loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At June 30, 2015, the aggregate value of these securities is $27,460,576 or 10.3% of the Trust’s net assets applicable to common shares.

(9)	Amount is less than 0.05%.

(10)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(11)	When-issued security.

(12)	Security converts to floating rate after the indicated fixed-rate coupon period.

(13)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2015.

(14)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(15)	Non-income producing security.

(16)	Restricted security (see Note 7).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2015.

28	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Statement of Assets and Liabilities

Assets	June 30, 2015
Unaffiliated investments, at value (identified cost, $440,590,339)	$429,229,361
Affiliated investment, at value (identified cost, $10,871,193)	10,871,193
Cash	5,211,272
Restricted cash*	290,000
Foreign currency, at value (identified cost, $53,064)	52,998
Interest and dividends receivable	1,613,152
Interest receivable from affiliated investment	1,207
Receivable for investments sold	762,382
Receivable for open forward foreign currency exchange contracts	18,325
Prepaid upfront fees on notes payable	49,754
Prepaid expenses	15,587
Total assets	$448,115,231

Liabilities
Notes payable	$60,000,000
Payable for investments purchased	9,704,610
Payable for when-issued securities	1,624,956
Payable for open forward foreign currency exchange contracts	178,221
Payable to affiliates:
Investment adviser fee	284,606
Administration fee	90,065
Trustees’ fees	5,453
Accrued expenses	216,551
Total liabilities	$72,104,462
Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,001,837
Net assets applicable to common shares	$266,008,932

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 37,866,607 shares issued and outstanding	$378,666
Additional paid-in capital	324,759,843
Accumulated net realized loss	(47,578,134)
Net unrealized depreciation	(11,551,443)
Net assets applicable to common shares	$266,008,932

Net Asset Value Per Common Share
($266,008,932 ÷ 37,866,607 common shares issued and outstanding)	$7.02

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

29	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Statement of Operations

Investment Income	Year Ended June 30, 2015
Interest and other income	$21,006,021
Dividends	296,628
Interest allocated from affiliated investment	12,093
Expenses allocated from affiliated investment	(1,256)
Total investment income	$21,313,486

Expenses
Investment adviser fee	$3,548,479
Administration fee	1,111,195
Trustees’ fees and expenses	21,798
Custodian fee	214,179
Transfer and dividend disbursing agent fees	19,670
Legal and accounting services	158,038
Printing and postage	66,652
Interest expense and fees	757,039
Preferred shares service fee	162,527
Miscellaneous	81,134
Total expenses	$6,140,711
Deduct —
Reduction of custodian fee	$11
Total expense reductions	$11

Net expenses	$6,140,700

Net investment income	$15,172,786

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,507,963)
Investment transactions allocated from affiliated investment	41
Foreign currency and forward foreign currency exchange contract transactions	3,225,022
Net realized gain	$717,100
Change in unrealized appreciation (depreciation) —
Investments	$(12,669,021)
Foreign currency and forward foreign currency exchange contracts	78,461
Net change in unrealized appreciation (depreciation)	$(12,590,560)

Net realized and unrealized loss	$(11,873,460)

Distributions to preferred shareholders
From net investment income	$(112,997)

Net increase in net assets from operations	$3,186,329

30	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$15,172,786	$15,385,593
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	717,100	83,108
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(12,590,560)	1,054,042
Distributions to preferred shareholders —
From net investment income	(112,997)	(86,548)
Net increase in net assets from operations	$3,186,329	$16,436,195
Distributions to common shareholders —
From net investment income	$(15,222,376)	$(16,774,814)
Total distributions to common shareholders	$(15,222,376)	$(16,774,814)
Capital share transactions —
Reinvestment of distributions to common shareholders	$—	$19,184
Net increase in net assets from capital share transactions	$—	$19,184

Net decrease in net assets	$(12,036,047)	$(319,435)

Net Assets Applicable to Common Shares
At beginning of year	$278,044,979	$278,364,414
At end of year	$266,008,932	$278,044,979

Accumulated distributions in excess of net investment income included in net assets applicable to common shares
At end of year	$—	$(11,034)

31	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2015
Net increase in net assets from operations	$3,186,329
Distributions to preferred shareholders	112,997
Net increase in net assets from operations excluding distributions to preferred shareholders	$3,299,326
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(144,109,808)
Investments sold and principal repayments	148,956,217
Increase in short-term investments, net	(4,298,338)
Net amortization/accretion of premium (discount)	(326,028)
Amortization of prepaid upfront fees on notes payable	20,246
Increase in restricted cash	(290,000)
Decrease in interest and dividends receivable	68,467
Increase in interest receivable from affiliated investment	(565)
Increase in receivable for open forward foreign currency exchange contracts	(10,916)
Decrease in prepaid expenses	1,643
Decrease in payable for open forward foreign currency exchange contracts	(91,065)
Decrease in payable to affiliate for investment adviser fee	(13,091)
Decrease in payable to affiliate for administration fee	(2,965)
Increase in payable to affiliate for Trustees’ fees	540
Decrease in accrued expenses	(28,551)
Decrease in unfunded loan commitments	(919,788)
Net change in unrealized (appreciation) depreciation from investments	12,669,021
Net realized loss from investments	2,507,963
Net cash provided by operating activities	$17,432,308

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(15,222,376)
Cash distributions paid to preferred shareholders	(112,508)
Payment of prepaid upfront fees on notes payable	(70,000)
Proceeds from notes payable	5,000,000
Repayment of notes payable	(10,000,000)
Net cash used in financing activities	$(20,404,884)

Net decrease in cash*	$(2,972,576)

Cash at beginning of year(1)	$8,236,846

Cash at end of year(1)	$5,264,270

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$815,584

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(284).

(1)	Balance includes foreign currency, at value.

32	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year (Common shares)	$7.340	$7.350	$7.160	$7.240	$6.710

Income (Loss) From Operations
Net investment income(1)	$0.401	$0.406	$0.468	$0.435	$0.420
Net realized and unrealized gain (loss)	(0.316)	0.029	0.194	(0.071)	0.557
Distributions to preferred shareholders —
From net investment income(1)	(0.003)	(0.002)	(0.003)	(0.003)	(0.006)

Total income from operations	$0.082	$0.433	$0.659	$0.361	$0.971

Less Distributions to Common Shareholders
From net investment income	$(0.402)	$(0.443)	$(0.476)	$(0.441)	$(0.441)

Total distributions to common shareholders	$(0.402)	$(0.443)	$(0.476)	$(0.441)	$(0.441)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$—	$0.007	$—	$—

Net asset value — End of year (Common shares)	$7.020	$7.340	$7.350	$7.160	$7.240

Market value — End of year (Common shares)	$6.210	$6.810	$7.520	$7.020	$7.200

Total Investment Return on Net Asset Value(2)	1.71%	6.34%	9.49%	5.58%	14.80%

Total Investment Return on Market Value(2)	(3.02)%	(3.57)%	14.26%	4.09%	15.55%

33	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Net assets applicable to common shares, end of year (000’s omitted)	$266,009	$278,045	$278,364	$263,168	$265,927
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.99%	1.98%	1.98%	2.01%	1.95%
Interest and fee expense	0.28%	0.27%	0.23%	0.23%	0.23%
Total expenses	2.27%	2.25%	2.21%	2.24%	2.18%
Net investment income	5.61%	5.51%	6.35%	6.17%	5.90%
Portfolio Turnover	33%	33%	52%	38%	53%
Senior Securities:
Total notes payable outstanding (in 000’s)	$60,000	$65,000	$65,000	$46,000	$36,000
Asset coverage per $1,000 of notes payable(5)	$7,267	$6,970	$6,975	$9,112	$11,442
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(6)	$64,119	$64,721	$64,766	$67,174	$70,536
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 256%, 259%, 259%, 269% and 282% at June 30, 2015, 2014, 2013, 2012 and 2011, respectively.

(7)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended June 30,
	2015	2014	2013	2012	2011
Expenses excluding interest and fees	1.21%	1.22%	1.25%	1.27%	1.26%
Interest and fee expense	0.17%	0.17%	0.15%	0.15%	0.15%
Total expenses	1.38%	1.39%	1.40%	1.42%	1.41%
Net investment income	3.42%	3.39%	4.03%	3.93%	3.82%

34	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

35

Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2015, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

36

Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of June 30, 2015 is as follows:

APS Issued and Outstanding

Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2015, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2015	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.10%	$58,523	0.11%	0.06–0.19
Series B	0.10	54,474	0.10	0.05–0.15

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of June 30, 2015.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

37

Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended June 30, 2015 and June 30, 2014 was as follows:

	Year Ended June 30,
	2015	2014

Distributions declared from:
Ordinary income	$15,335,373	$16,861,362

During the year ended June 30, 2015, accumulated net realized loss was increased by $1,025,754, accumulated distributions in excess of net investment income was decreased by $173,621, and paid-in capital was increased by $852,133 due to differences between book and tax accounting, primarily for foreign currency gain (loss), tax straddle transactions and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and post October capital losses	$(47,568,706)
Net unrealized depreciation	$(11,560,871)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

At June 30, 2015, the Trust, for federal income tax purposes, had capital loss carryforwards of $45,629,752 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on June 30, 2017 ($16,051,408), June 30, 2018 ($22,498,410) and June 30, 2019 ($7,079,934) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended June 30, 2015, capital loss carryforwards of $1,119,952 were utilized to offset net realized gains by the Trust.

Additionally, at June 30, 2015, the Trust had a net capital loss of $1,938,954 attributable to security transactions incurred after October 31, 2014 that it has elected to defer. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending June 30, 2016.

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$451,470,960

Gross unrealized appreciation	$3,324,396
Gross unrealized depreciation	(14,694,802)

Net unrealized depreciation	$(11,370,406)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.79% (0.80% prior to May 1, 2015) of the Trust’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.01% every May 1 thereafter for the next twenty-nine years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended June 30, 2015, the Trust’s investment adviser fee totaled $3,548,479. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash

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Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2015, the administration fee amounted to $1,111,195.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $145,911,281 and $148,976,011, respectively, for the year ended June 30, 2015.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the year ended June 30, 2015. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended June 30, 2014 were 2,589.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended June 30, 2015 and June 30, 2014.

Pursuant to a registration statement filed with and declared effective on November 14, 2012 by the SEC, the Trust is authorized to issue up to an additional 3,677,150 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended June 30, 2015 and June 30, 2014, there were no shares sold by the Trust pursuant to its shelf offering.

7  Restricted Securities

At June 30, 2015, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	131	$71,985	$115,039

Total Restricted Securities			$71,985	$115,039

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

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Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at June 30, 2015 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

7/31/15	Euro 762,946	United States Dollar 838,465	Goldman Sachs International	$—	$(12,811)	$(12,811)
8/28/15	British Pound Sterling 2,376,976	United States Dollar 3,641,646	JPMorgan Chase Bank, N.A.	—	(94,765)	(94,765)
8/31/15	Canadian Dollar 2,083,352	United States Dollar 1,668,791	State Street Bank and Trust Company	48	—	48
8/31/15	Euro 2,668,320	United States Dollar 2,908,362	Goldman Sachs International	—	(70,197)	(70,197)
8/31/15	Euro 373,125	United States Dollar 416,060	State Street Bank and Trust Company	—	(448)	(448)
9/30/15	British Pound Sterling 2,055,870	United States Dollar 3,234,315	Goldman Sachs International	3,448	—	3,448
9/30/15	Euro 4,329,277	United States Dollar 4,849,699	HSBC Bank USA, N.A.	14,829	—	14,829

				$18,325	$(178,221)	$(159,896)

At June 30, 2015, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $178,221. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $83,008 at June 30, 2015.

The OTC derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a

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Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$18,325	(1)	$(178,221	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for assets and pledged by the Trust for liabilities as of June 30, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$3,448	$(3,448)	$—	$—	$—
HSBC Bank USA, N.A.	14,829	—	—	—	14,829
State Street Bank and Trust Company	48	(48)	—	—	—

	$18,325	$(3,496)	$—	$—	$14,829

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(83,008)	$3,448	$—	$79,560	$—
JPMorgan Chase Bank, N.A.	(94,765)	—	—	—	(94,765)
State Street Bank and Trust Company	(448)	48	—	—	(400)

	$(178,221)	$3,496	$—	$79,560	$(95,165)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$3,282,706	(1)	$101,981	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

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Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended June 30, 2015, which is indicative of the volume of this derivative type, was approximately $20,807,000.

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $70 million and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 15, 2016, the Trust also pays a program fee of 0.67% (0.80% prior to March 17, 2015) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended June 30, 2015 totaled $600,611 and are included in interest expense and fees on the Statement of Operations. The Trust also paid a renewal fee of $70,000, which is being amortized to interest expense over a period of one year through March 2016. The unamortized balance at June 30, 2015 is approximately $50,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2015, the Trust had borrowings outstanding under the Agreement of $60,000,000 at an interest rate of 0.21%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at June 30, 2015. For the year ended June 30, 2015, the average borrowings under the Agreement and the average interest rate (excluding fees) were $63,794,521 and 0.21%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Eaton Vance

Senior Income Trust

June 30, 2015

Notes to Financial Statements — continued

At June 30, 2015, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests	$—	$378,896,376	$994,670	$379,891,046
Corporate Bonds & Notes	—	26,598,405	19,445	26,617,850
Asset-Backed Securities	—	14,620,041	—	14,620,041
Common Stocks	408,152	9,207	1,872,135	2,289,494
Convertible Preferred Stocks	—	94,133	—	94,133
Closed-End Funds	5,654,158	—	—	5,654,158
Warrants	—	—	59,178	59,178
Miscellaneous	—	2,362	1,099	3,461
Short-Term Investments	—	10,871,193	—	10,871,193

Total Investments	$6,062,310	$431,091,717	$2,946,527	$440,100,554

Forward Foreign Currency Exchange Contracts	$—	$18,325	$—	$18,325

Total	$6,062,310	$431,110,042	$2,946,527	$440,118,879

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(178,221)	$—	$(178,221)

Total	$—	$(178,221)	$—	$(178,221)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2015 is not presented.

At June 30, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $1,740,000 (equal to 0.65% of net assets applicable to common shares at June 30, 2015). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Trust as incurred.

43

Eaton Vance

Senior Income Trust

June 30, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2015, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 17, 2015

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Eaton Vance

Senior Income Trust

June 30, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended June 30, 2015, the Trust designates approximately $168,876, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2015 ordinary income dividends, 0.74% qualifies for the corporate dividends received deduction.

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Eaton Vance

Senior Income Trust

June 30, 2015

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares

(Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer &

Trust Company LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the

Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

46

Eaton Vance

Senior Income Trust

June 30, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2015, Trust records indicate that there are 104 registered shareholders and approximately 11,315 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

47

Eaton Vance

Senior Income Trust

June 30, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;
•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

48

Eaton Vance

Senior Income Trust

June 30, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Senior Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

49

Eaton Vance

Senior Income Trust

June 30, 2015

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2014 for the Fund. In considering the Fund’s performance, the Board noted the adverse impact of the Fund’s focus on higher credit quality loans relative to comparable funds.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board also considered actions taken by management in recent years to reduce expenses at the fund complex level. Additionally, the Board took into account the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board also considered that, at the request of the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which include a further fee reduction effective May 1, 2015.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

50

Eaton Vance

Senior Income Trust

June 30, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2015. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2016. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2017. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park(A) 1947	Class III Trustee	Until 2016. Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

51

Eaton Vance

Senior Income Trust

June 30, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class II Trustee	Until 2015. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class I Trustee	Until 2017. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (since 2013).

Harriett Tee Taggart 1948	Class III Trustee	Until 2016. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2015. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	1998	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	2003	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and

52

Eaton Vance

Senior Income Trust

June 30, 2015

Management and Organization — continued

terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	APS Trustee

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

171    6.30.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2014 and June 30, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/14	06/30/15
Audit Fees	$70,400	$79,675
Audit-Related Fees(1)	$18,000	$0
Tax Fees(2)	$19,820	$19,900
All Other Fees(3)	$0	$0

Total	$108,220	$99,575

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2014 and June 30, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/14	06/30/15
Registrant	$37,820	$19,900
Eaton Vance(1)	$336,473	$76,000

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, John Redding and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an EVM portfolio manager since 1996 and is Co-Director of EVM’s Bank Loan Investment Group. Mr. Redding has been a portfolio manager since 2001. Messrs. Page and Redding are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page

Registered Investment Companies	14	$27,449.1	(1)	0	$0
Other Pooled Investment Vehicles	11	$10,338.1	(2)	1	$121.6
Other Accounts	7	$3,186.2		0	$0

John P. Redding

Registered Investment Companies	1	$436.0		0	$0
Other Pooled Investment Vehicles	6	$1,784.5		0	$0
Other Accounts	0	$0		0	$0

(1)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(2)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 12, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 12, 2015

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 12, 2015